UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 11, 2024

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Funko, Inc. (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. As a result of this process, on April 11, 2024, the Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2024 (the “10-Q Filing”). On April 11, 2024, the Company notified and dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective upon the 10-Q Filing, and notified PwC of the Committee’s approval of engagement.

The reports of EY on the Company’s financial statements for each of the two fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through the date of this Current Report on Form 8-K (the “Form 8-K”), there were no (a) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in its report, or (b) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) other than as described below.

As reported in Part II, Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2023 (the “2023 10-K”) and December 31, 2022 (the “2022 10-K”), the Company reported material weaknesses in its internal control over financial reporting during such periods. As disclosed in the 2023 10-K, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2023 due to the existence of material weaknesses in the Company’s internal control over financial reporting related to (a) failure to design and implement certain control activities that address relevant risks, retain sufficient evidence of the performance of control activities, or design control activities at the level of precision required to identify all potentially material errors, across all significant accounts, (b) failure to design and operate general information technology controls (“GITCs”), supporting change management, user access and segregation of duties controls within the Company’s US Enterprise Resource Planning software and systems related to its digital collectibles business and the Company was unable to effectively design and operate GITCs supporting change management within systems utilized by the Company in its financial reporting, other than its UK Enterprise Resource Planning software, and (c) failure to design and implement certain monitoring activities to ascertain whether the components of internal control are present and functioning. EY’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, which was included in the 2023 10-K, contained an adverse opinion thereon.

As disclosed in the 2022 10-K, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2022 due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the same material weaknesses identified in the 2023 10-K except for the addition of the failure to design and implement certain risk assessment activities related to identifying and analyzing risks to achieve control objectives, and identifying and assessing changes in the business that could impact the system of internal controls and that (b) from above was defined as the failure to design and implement certain information and communication activities related to obtaining or generating and using relevant quality information to support the functioning of internal control. Specifically, the Company failed to design and implement GITCs supporting change management, user access and segregation of duties controls within information technology systems utilized by the Company in its financial reporting. EY’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, which was included in the 2022 10-K, contained an adverse opinion thereon.

The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with EY and has authorized EY to respond fully to the inquiries of PwC concerning such material weaknesses.

The Company provided EY with a copy of the disclosures contained in this Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of EY’s letter, dated April 12, 2024, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2022 and 2023 and through the date of this Form 8-K, neither the Company nor anyone on its behalf consulted with PwC with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company intends to amend this Form 8-K following the 10-Q Filing to (i) disclose the effective date of the dismissal of EY and the engagement of PwC, and (ii) update the interim period disclosures related to paragraphs (a)(1)(iv), (a)(1)(v) and (a)(2) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP dated April 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024	FUNKO, INC.

	By:	/s/ Tracy Daw
Tracy Daw
Chief Legal Officer and Secretary